Goodwill and Internal Use Software and Other Intangible Assets, Net - Schedule of Changes in Goodwill (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Goodwill [Roll Forward]
Goodwill, Beginning Balance	$ 17,388	$ 18,674
Goodwill acquired—Goodholm & Birmingham	14,041	0
Measurement period adjustment	165	(375)
Effect of foreign currency exchange rate changes	796	(911)
Goodwill, Ending Balance	$ 32,390	$ 17,388